                                                                    EXHIBIT 23.3




                       Consent of Independent Auditors


We consent to the incorporation by reference of our report dated May 6, 1994 with respect to the financial statements of Sapient Corporation for the year ended December 31, 1993 included in its Registration Statement on Form S-1 in the Registration Statement Form on S-8 pertaining to the 1996 Employee Stock Purchase Plan of Sapient Corporation.



                                        /s/ Ernst & Young LLP
                                        -----------------------------
                                        Ernst & Young LLP



Boston, Massachusetts
May 30, 1996